SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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MADISON BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[MADISON BANCORP, INC. LETTERHEAD]

July 9, 2013

Dear Stockholder:

We invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Madison Bancorp, Inc. (the “Company”) to be held at the Hilton Garden Inn at White Marsh, 5015 Campbell Boulevard, Baltimore, Maryland, on Monday August 12, 2013, at 10:00 a.m., local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of Madison Square Federal Savings Bank, the Company’s wholly owned subsidiary. Directors and officers of the Company and the Bank will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

On behalf of the Board of Directors and all the employees of Madison Bancorp and Madison Square Federal Savings Bank, I wish to thank you for your continued support.

Sincerely,

/s/ Michael P. Gavin

Michael P. Gavin
President and Chief Executive Officer

[MADISON BANCORP, INC. LOGO]

Madison Bancorp, Inc.

8615 Ridgely’s Choice Drive, Suite 111

Baltimore, Maryland 21236

(410) 529-7400

 ____________________

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

____________________

TIME AND DATE	10:00 a.m. on Monday, August 12, 2013

PLACE	Hilton Garden Inn at White Marsh
5015 Campbell Boulevard
Baltimore, Maryland

ITEMS OF BUSINESS	(1)	To elect three directors to serve for terms of three years;

	(2)	To ratify the selection of Rowles & Company, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014;

	(3)	To vote on a non-binding resolution to approve the compensation of the named executive officers;

	(4)	To vote on the frequency of the advisory vote on the compensation of the named executive officers; and

	(5)	Such other business as may properly come before the meeting. The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on June 28, 2013.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at http://www.cfpproxy.com/6911.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Kay Webster

Kay Webster
Corporate Secretary
Baltimore, Maryland
July 9, 2013

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Madison Bancorp, Inc. for the 2013 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Madison Bancorp, Inc. as “Madison Bancorp,” the “Company,” “we,” “our” or “us.” Madison Bancorp is the holding company for Madison Square Federal Savings Bank. In this proxy statement, we may also refer to Madison Square Federal Savings Bank as “Madison Square” or the “Bank.”

We are holding the 2013 annual meeting at the at the Hilton Garden Inn at White Marsh, 5015 Campbell Boulevard, Baltimore, Maryland, on August 12, 2013 at 10:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about July 9, 2013.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on August 12, 2013.

The proxy statement, proxy card and annual report to stockholders are available on the Internet at http://www.cfpproxy.com/6911.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of Madison Bancorp common stock that you owned as of the close of business on June 28, 2013. As of the close of business on June 28, 2013, a total of 608,116 shares of Madison Bancorp common stock were outstanding. Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or nominee that holds the shares, the Company will apply the 10% voting limitation to the broker, bank or nominee.

Ownership of Shares; Attending the Meeting

You may own shares of Madison Bancorp in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly in the Madison Square Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Madison Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you are a participant in the ESOP, see “Participants in the Madison Square Federal Savings Bank ESOP” below for information on how to vote your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect three directors to serve for terms of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting to ratify the appointment of Rowles & Company, LLP as the Company’s independent registered public accounting firm, you may vote in favor of this proposal, vote against this proposal, or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting.

In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In the advisory vote on the frequency of the stockholder vote to approve the compensation of the named executive officers, you may vote for a frequency of every one, two, or three years or abstain from voting. The option of one year, two years or three years that receives the highest number of votes cast will be the frequency selected by the Company’s stockholders.

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How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting to ratify the appointment of the independent registered public accountants, the non-binding resolution to approve the compensation of the named executive officers and the proposal with respect to the frequency of the stockholder vote to approve the compensation of the named executive officers, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposals.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors or on either of the advisory votes regarding the compensation of our named executive officers (Proposals 1, 3 and 4 of this proxy statement). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or with respect to the advisory votes regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2 of this proxy statement).

Voting by Proxy

The Board of Directors of Madison Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Madison Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Madison Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

•	“FOR” each of the nominees for director;

•	“FOR” ratification of Rowles & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014;

•	“FOR” the approval of the compensation of the named executive officers; and

•	To hold the advisory vote to approve the compensation of the named executive officers every two years.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Madison Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

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You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Madison Square Federal Savings Bank ESOP

If you participate in the Madison Square Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction card that reflects all shares you may direct the ESOP trustees to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustees vote all allocated shares of Company common stock held by the ESOP, as directed by the plan participants. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustees is August 5, 2013.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of eight members, all of whom are independent under the listing standards of the NASDAQ Stock Market, except for Michael P. Gavin, who serves as President and Chief Executive Officer of Madison Bancorp and the Bank, David F. Wallace, who serves as Executive Chairman of the Company and the Bank, and Melody P. Kline who serves as Executive Vice President, Lending of the Bank. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers –Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to officers, directors and related parties and the fact that Director Brunner is an officer of Fiserv, Inc., a company that provides data processing services to the Bank.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer and the Executive Chairman. However, the Board does not believe that mandating a particular structure, such as an independent Chairman of the Board, is necessary to achieve effective oversight. The Board of the Company is currently comprised of eight directors. Five of these eight members are independent directors under the listing standards of the NASDAQ Stock Market. The Executive Chairman has no greater nor lesser vote on matters considered by the Board than any other director, and the Executive Chairman does not vote on any related party transaction. All directors of the Company, including the Executive Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, an independent Executive Chairman would not serve to enhance or diminish the fiduciary duties of any director of the Company.

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To further strengthen the regular oversight of the full Board, all various committees of the Board are comprised of independent directors. The Compensation Committee of the Board consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer and reports to the Board. In addition, the Audit Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions.  In the opinion of the Board of Directors, an independent chairman does not add any value to this already effective process.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit, interest rate, liquidity, operational, strategic and reputation risks. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that have been approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually.

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee

Michael P. Gavin
Melody P. Kline
Frederick L. Berk	X	X*	X
Richard E. Funke	X*	X	X*
Clare L. Glenn
David F. Wallace
Jaynee S. Agnone		X
Brian D. Brunner	X		X

Number of Meetings in 2013	8	2	1

__________________

* Denotes Chairperson

Audit Committee. The Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Board of Directors has designated Richard E. Funke as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was filed as Appendix A to the proxy statement for the 2011 annual meeting of stockholders. The Audit Committee Charter is not posted on the Company’s website.

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Compensation Committee. The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. The Compensation Committee reports its evaluations and findings to the full Board of Directors. The Company’s Chief Executive Officer makes recommendations regarding the compensation of the executive officers of the Company and the Bank but does not participate in deliberations regarding his own compensation. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which was filed as Appendix B to the proxy statement for the 2011 annual meeting of stockholders. The Compensation Committee Charter is not posted on the Company’s website.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending a group of nominees for election as directors at each annual meeting of stockholders, ensuring the Board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. The Board of Directors has adopted a written charter for the Nominating/Corporate Governance Committee, a copy of which was filed as Appendix C to the proxy statement for the 2011 annual meeting of stockholders. The Nominating/Corporate Governance Committee Charter is not posted on the Company’s website.

Minimum Qualifications. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s governing documents. In particular, the Company’s Bylaws include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees for initial election or appointment to the Board: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/ Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating/Corporate Governance Committee seeks to create a Board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, and industry knowledge.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

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Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/ Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the local communities served by the Bank. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/ Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating/ Corporate Governance Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address of such stockholder, as they appear on the Company’s books, provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

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5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the fiscal year ended March 31, 2013, the Board of Directors of the Company held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and Committees on which he or she served.

Director Attendance at Annual Meeting of Stockholders

While the Company has no formal policy on director attendance at the annual meeting of stockholders, all directors are encouraged to attend. All directors attended the Company’s 2012 annual meeting of stockholders.

Code of Ethics and Business Conduct

Madison Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees, officers and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Director Compensation

The following table provides the compensation received by individuals, who are not executive officers, who served as directors of Madison Square Federal Savings Bank during the 2013 fiscal year. Employees of Madison Square Federal Savings Bank do not receive compensation for service as a director. The table omits information regarding compensation paid to Melody P. Kline, a director of Madison Square Federal Savings Bank, for service as an executive officer of Madison Square Federal Savings Bank, but for whom compensation information is not disclosed under “Executive Compensation—Summary Compensation Table.” Ms. Kline did not receive any additional compensation for service as a director.

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Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Jaynee S. Agnone	$15,400	—	—	$15,400
Frederick L. Berk	28,800	—	—	28,800
Brian D. Brunner	16,375	—	—	16,375
Richard E. Funke	16,800	—	—	16,800
Clare L. Glenn	28,800	—	—	28,800
Mark J. Lax (2)	9,600	—	—	9,600

___________________

(1)	At March 31, 2013, Directors Agnone, Berk, Brunner, Funke, Glenn and Lax each had outstanding stock options to acquire 500 shares of the Company’s common stock. Options vest in three equal annual installments commencing with the first installment vesting on the February 27, 2012 grant date.
(2)	Mr. Lax retired from the Company’s Board on November 14, 2011 and served on the Bank’s Board until July 31, 2012. Mr. Lax’s stock options expired unexercised.

Cash Retainers and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that are paid to our non-employee directors who began service after March 2008 for their service on the Board of Directors of Madison Square Federal Savings Bank as of March 31, 2013. Non-employee directors who were serving as of March 2008 receive a monthly retainer of $2,400. Members of the Company’s Board of Directors do not receive additional fees for service on the Company’s Board.

Board of Directors of Madison Square Federal Savings Bank:
Annual retainer	$6,000
Additional fee for each Board meeting attended	600
Additional fee for each committee meeting attended:
If held day of Board meeting	150	*
If held on day with no Board meeting	250	**

__________

*	Subsequent committee meetings held on the same day will be paid at $75 per meeting.
**	Subsequent committee meetings held on the same day will be paid at $125 per meeting.

Stock Benefit Plans. Directors are also eligible to receive equity-based awards under the Company’s 2011 Equity Incentive Plan. During the year ended March 31, 2013, none of the non-employee directors received stock options.

Directors Emeritus and Advisory Directors. The Company’s Bylaws allow the Board of Directors to appoint advisory directors, who may also serve as directors emeriti. Any such individuals would have such authority and receive such compensation and reimbursement as the Board determines. Advisory directors or directors emeriti will not have the authority to participate by vote in the transaction of business. There currently are one director emeritus and two advisory directors of Madison Square Federal Savings Bank. These individuals on occasion advise the Board of Directors with respect to business development opportunities. The director emeritus and one advisory director receive compensation of $1,000 per year, and the other advisory director is uncompensated.

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AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

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In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2013 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Rowles & Company, LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

Audit Committee of the Board of Directors

of Madison Bancorp, Inc.

Richard E. Funke (Chairman)

Frederick L. Berk

Brian D. Brunner

Auditor Fees

The following table sets forth the fees billed to the Company for the fiscal years ended March 31, 2013 and 2012 by Rowles & Company LLP:

	2013	2012
Audit fees (1)	$54,865	$51,600
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	1,653	—
Total	$56,518	$51,600

_________________

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company and the Bank and the Company’s consolidated financial statements. The amount also includes fees related to the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees are for assurance and related services by the principal accountant that are related to the performance of audits or reviews of the Company’s financial statements and are not reported in the preceding Audit Fees category. The fees shown above were for due diligence services for potential acquisitions, technical accounting and reporting, consulting and research audits.
(3)	Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.
(4)	All other fees consist of consultations by the Audit Committee with regard to the Company’s internal controls and internal audit function. These fees were approved by the Audit Committee in advance of when the services were provided.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants. The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation. During the year ended, March 31, 2013, all services were approved in advance by the Audit Committee in compliance with these procedures.

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STOCK OWNERSHIP

Persons and groups beneficially owning in excess of 5% of the Company’s common stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth as of June 28, 2013, certain information as to the common stock beneficially owned by the only persons known to the Company to beneficially own more than 5% of the common stock, by each of the Company’s directors, by the non-director executive officers of the Company and by all executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Shares of Common Stock Outstanding (3)

Persons Owning Greater Than 5%:

Madison Square Federal Savings Bank Employee Stock Ownership Plan Trust	42,568		7.0%

Directors:

Jaynee S. Agnone	21,033	(4)	3.5
Frederick L. Berk	5,333		*
Brian D. Brunner	10,333		1.7
Richard E. Funke	10,333	(5)	1.7
Michael P. Gavin	29,572	(6)	4.8
Clare L. Glenn	533		*
Melody P. Kline	13,627		2.2
David F. Wallace	10,108	(7)	1.7

Executive Officers Who Are Also Not Directors:

Ronald E. Ballard	5,072	(8)	*
Kay Webster	4,339		*

All executive officers and directors as a group (10 persons)	110,283		17.8%

_________________________

* Less than 1%.

(1)	All persons listed have the Company’s address, 8615 Ridgely’s Choice Drive, Suite 111, Baltimore, Maryland 21236.
(2)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any share of common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from June 28, 2013. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares. The listed amounts do not include shares with respect to which Director David F. Wallace and executive officer Kay Webster share voting power by virtue of their position as trustees of the trust holding ESOP shares. ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment. As of June 28, 2013, 9,176 shares had been allocated. The amounts include shares of Company common stock that individuals have the right to acquire upon the exercise of stock options exercisable within 60 days of June 28, 2013 as follows: Ms. Agnone, 333 shares; Mr. Berk, 333 shares; Mr. Brunner, 333 shares; Mr. Funke, 333 shares; Mr. Gavin, 3,000 shares; Ms. Glenn, 333 shares; Ms. Kline, 2,000 shares; Mr. Wallace, 2,334 shares; Mr. Ballard, 2,334 shares; Ms. Webster, 1,400 shares; and for all directors and executive officers as a group, 12,733 shares. The amounts also include the following shares held under the ESOP for the benefit of Mr. Gavin, 972 shares; Ms. Kline, 627 shares; Mr. Wallace, 725 shares; Mr. Ballard, 739 shares; Ms. Webster, 439 shares; and all directors and executive officers as a group, 3,502 shares.

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(3)	Based on 608,116 shares outstanding at June 28, 2013.
(4)	Includes 7,500 shares held by Ms. Agnone’s 401(k) profit sharing plan account and 13,200 shares held by her spouse’s 401(k) profit sharing plan account.
(5)	Includes 2,000 shares held in Mr. Funke’s wife’s IRA.
(6)	Includes 100 shares held by Mr. Gavin’s son.
(7)	Includes 50 shares held as custodian for a grandchild.
(8)	Includes 1,000 shares held in Mr. Ballard’s wife’s IRA.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

ITEM 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight members. The Board is divided into three classes, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Jaynee S. Agnone, Clare L. Glenn and David F. Wallace. All of the nominees are currently directors of Madison Bancorp and Madison Square Federal Savings Bank.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why either nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Ms. Agnone, Ms. Glenn and Mr. Wallace.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of March 31, 2013. The indicated period of service as a director includes the period of service as a director of the Bank.

Nominees for Election as Directors

The following directors have terms ending in 2013:

Jaynee S. Agnone has served as Treasurer and Manager of Payroll Operations for Eastern Athletic Services, a full-service agency providing various services to professional athletes and media personalities, located in Hunt Valley, Maryland, since 1990. Previously, she held positions in the insurance industry for 15 years, serving with Maryland Casualty Insurance Co., St. Paul Fire and Marine Insurance Company and Reliance Insurance Co., all located in the greater Baltimore metropolitan area. From 1988 to 1998, she was President of Timonium Mobile, Inc., a service station and auto repair business. Director since 2011. Age 60.

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Ms. Agnone’s extensive leadership experience and 30 years of business experience in the greater Baltimore metropolitan area provides the Company and the Bank with extensive knowledge of the Bank’s market area.

Clare L. Glenn began her position as Development Director at St. Casimir Catholic School in the Canton area of Baltimore City in 2005. Previously she held the same position at St. Anthony of Padua School in Gardenville. Director since 2003. Age 66.

She was the managing editor of the Herald Gazette Newspaper in northeast Baltimore City for five years. This position provided her with the opportunity to personally interact with area businesses, community organizations, churches, schools and individuals in covering stories of interest to readers. Ms. Glenn has gained extensive leadership experience throughout her career, which has made her a significant contributor to the Board.

David F. Wallace has been employed as Executive Chairman of Madison Square Federal Savings Bank since January 2008 and as Chairman of Madison Bancorp since its formation in May 2010. Mr. Wallace has been in banking for over 38 years, and began working at Madison Square Federal Savings Bank in 1978 as Senior Vice President before he became President and Chief Executive Officer in 1980, a position he held until 2008, when he became Executive Chairman. Director since 1980. Age 71.

Mr. Wallace’s extensive experience in the local banking industry and involvement in the communities served by Madison Square Federal Savings Bank affords the Board valuable insight regarding the business and operation of Madison Square Federal Savings Bank. Mr. Wallace’s extensive knowledge of all aspects of Madison Square Federal Savings Bank’s business and customers position him well to serve as our Executive Chairman.

Directors Continuing in Office

The following directors have terms ending in 2014:

Frederick L. Berk retired in 1982 as a self-employed builder of single-family homes in Baltimore and Harford Counties. He also owned and operated Berk’s Restaurant in the 1980s. Mr. Berk served as a director on the Board of Directors of the Belair Building and Loan Association prior to being elected to serve as director of the Bank in 1981. Director since 1981. Age 84.

Having lived and operated businesses in the greater Baltimore area his entire life, Mr. Berk has extensive knowledge of Madison Square Federal Savings Bank’s market area. His previous experience as a builder and as a business owner have provided him with expertise and leadership experience that is valuable to the Board of Directors.

Michael P. Gavin has served as President and Chief Executive Officer of Madison Square Federal Savings Bank since January 2008, and as President and Chief Executive Officer of Madison Bancorp since its formation in May 2010. Prior to that, Mr. Gavin was a founder and served as President and Chief Executive Officer of Bay Net A Community Bank, Bel Air, Maryland, and its holding company, Bay Net Financial, Inc., from April 1999 until it was sold to Sterling Financial Corporation in October 2006, after which he stayed on as President and Chief Executive Officer of Bay First Bank, the successor to Bay Net A Community Bank, until January 2008. Mr. Gavin has been in banking for over 30 years, having served in various bank management positions, including 20 years with Atlantic Federal Savings Bank, Baltimore, Maryland, where he served as President from 1988 to 1995. Director since 2008. Age 56.

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Mr. Gavin’s over thirty years of banking experience have provided him with strong leadership and managerial skills, as well as a deep understanding of the financial industry. Additionally, Mr. Gavin’s in-depth knowledge of the market area in which Madison Square Federal Savings Bank and Madison Bancorp operate are valuable to the Board of Directors and position him well as our President, Chief Executive Officer and Chief Financial Officer.

Brian D. Brunner serves as the President, Sales and Marketing, Depository Institutions Group, for Fiserv, Inc. (NASDAQ:FISV). After having held several senior management positions with Fiserv since 1991, Mr. Brunner currently oversees sales and marketing initiatives for banks, thrifts and credit unions. Mr. Brunner was the founding member of Fiserv’s Sales and Marketing Committee, has chaired key strategic initiatives, and holds a leadership position in Fiserv’s Global Sales Organization. Director since 2011. Age 57.

With more than 30 years of experience in the financial services and technology industry, Mr. Brunner has the expertise to provide valuable guidance to the Company and the Bank.

The following directors have terms ending in 2015:

Richard E. Funke has over 35 years of banking experience, having served as a founder and Chairman of the Board of Bay Net Financial, Inc. and Bay Net A Community Bank, from their inception in January 2000 to their sale in October 2006. Mr. Funke previously served as Vice Chairman of Susquehanna Bank of Maryland, a billion dollar community bank headquartered in Towson, Maryland, from 1995 to 1999. Mr. Funke retired in 1999. Prior to Susquehanna Bank, Mr. Funke was Chairman and Chief Executive Officer of Atlanfed Bancorp, Inc., the holding company for Atlantic Federal Savings Bank. Atlantic Federal Savings Bank, acquired by Susquehanna Bank in 1995, had approximately $250 million in assets and 10 branch locations. As Chief Executive Officer of Atlanfed Bancorp, Inc., Mr. Funke was responsible for the overall managerial operation of Atlanfed Bancorp and Atlantic Federal Savings Bank. Mr. Funke has been active in many charitable and civic organizations, including the Rotary and American Community Bankers Association. Director since 2008. Age 77.

Mr. Funke’s long tenure as a banking executive and service on financial institution boards of directors in our market area provides us with extensive leadership experience and expertise in the financial industry.

Melody P. Kline has served as Executive Vice President, Lending of Madison Square Federal Savings Bank since May 2008. Ms. Kline joined the Bank in 1980, having served in various leadership positions including Branch Manager, Assistant Vice President and Senior Vice President before becoming Executive Vice President. Director since 2000. Age 54.

Through her affiliation with the Bank for over 30 years, Ms. Kline brings in-depth knowledge and understanding of Madison Square Federal Savings Bank’s history, operations and customer base. In addition, Ms. Kline has been a resident of Madison Square Federal Savings Bank’s market area for many years and is an active member of the community. Ms. Kline’s active involvement in the community has helped her establish a network of contacts that greatly assists us in our marketing efforts.

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Executive Officers Who Are Not Directors

The following sets forth the information, including the ages, as of the Record Date with respect to executive officers of the Company who do not serve on the Board of Directors. Executive officers are elected annually by the Board of Directors.

Ronald E. Ballard has been employed as Executive Vice President, Commercial Lending of the Bank since April 2008. Prior to that, Mr. Ballard served as Executive Vice President, Business Services of Bay First Bank from October 2006 until April 2008, and before that as Executive Vice President at BayNet A Community Bank from January 2000 until October 2006. Previously, he was with Atlantic Federal Savings Bank for 20 years, serving as Chief Loan Officer for 15 years, and has approximately 35 years of banking experience, including 25 years of commercial lending experience in the Northeast Maryland market area. Age 59.

Kay Webster has served as Senior Vice President since May 2008, previously having served as Vice President since May 2005, and has served as Corporate Secretary of the Bank since May 1997. Ms. Webster also serves as Treasurer and Corporate Secretary of the Company. Age 66.

ITEM 2—RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Rowles & Company, LLP to be the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014, subject to ratification by stockholders. A representative of Rowles & Company, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by stockholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

ITEM 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires, beginning in 2013, that we provide our stockholders with the opportunity to express their views, on a non-binding advisory basis, on the compensation of the named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the stockholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

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The Board of Directors recommends a vote “FOR” approval of the compensation of the named executive officers.

ITEM 4—ADVISORY VOTE ON THE FREQUENCY OF A STOCKHOLDER VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Act requires, among other things, that SEC-reporting companies obtain a non-binding stockholder vote on the frequency of the stockholder votes on executive compensation (at least once every six years) in addition to a non-binding stockholder vote on executive compensation (at least once every three years).

The proposal gives the Company’s stockholders the opportunity to determine whether the frequency of stockholder votes on executive compensation will be every one, two or three years. Stockholders are not being asked to approve or disapprove the Board’s recommendation, but rather to indicate their own choice as among the frequency options.

For the reasons described below, the Board of Directors recommends that our stockholders select a frequency of every two years:

•	Company performance should be evaluated by stockholders using a long-term approach. Our compensation program emphasizes long-term goals and our Compensation Committee, in considering executive performance, also gives great weight to long-term results, including growth and business trends.

•	The Board believes that a two-year schedule permits stockholders sufficient time to review and draw conclusions on significant executive compensation issues and trends, reducing the potential for rapid and extreme reactions based on short-term developments and results.

•	A two-year schedule would provide investors sufficient time to evaluate the effectiveness of both short- and long-term compensation strategies and related business outcomes of the Company.

•	Stockholders have the opportunity, and have taken the opportunity, to communicate with us throughout the year on their concerns, including concerns regarding executive compensation. We will continue to offer our stockholders that opportunity. The formality of a vote on our compensation practices every year should not be necessary.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of stockholder votes on executive compensation.

The Board of Directors unanimously recommends a vote for the approval of a stockholder vote to approve the compensation of the named executive officers being conducted “EVERY TWO YEARS.”

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for our principal executive officer and the next two most highly compensated executive officers whose total compensation for the year ended March 31, 2013 exceeded $100,000. These individuals are referred to in this prospectus as “named executive officers.”

Name and Principal Position	Year	Salary	Option Awards ($)		All Other Compensation		Total
Michael P. Gavin	2013	$150,000	$—		$ 12,721	(2)	$162,721
President and Chief Executive Officer	2012	150,000	7,965	(1)	12,310		170,275

David F. Wallace	2013	107,933	—		20,348	(2)	128,281
Executive Chairman	2012	109,231	6,195	(1)	19,802		135,228

Ronald E. Ballard	2013	118,000	—		4,044	(2)	122,044
Executive Vice President, Commercial Lending	2012	118,000	6,195	(1)	5,606		129,801

(1)	This amount reflects the aggregate grant date fair value for outstanding stock option awards granted during the year, computed in accordance with Financial Accounting Standards Board ASC Topic 718. The aggregate grant date fair value accounting for stock option awards granted in fiscal 2012 was calculated based on the stock price as of the date of grant, which was $8.00, using the Black-Scholes option pricing model and a dividend rate of 0%, expected volatility of 19%, risk free rate of return of 1.04% and an expected life of 5 years.
(2)	Details of the amounts disclosed in the “All Other Compensation” column are provided in the table below:

	Mr. Gavin	Mr. Wallace	Mr. Ballard
Employer match to Simple IRA	$4,411	$2,885	$1,552
Life insurance premiums	—	3,600	—
Medical and dental premiums	—	9,643	—
Private use of Company car	5,029	1,873	—
Market value of ESOP contributions	3,281	2,347	2,492
Total	$12,721	$20,348	$4,044

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options that have not vested for each named executive officer outstanding as of March 31, 2013.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
Michael P. Gavin	3,000	1,500	$8.00	02/27/2022
David F. Wallace	2,332	1,168	8.00	02/27/2022
Ronald E. Ballard	2,332	1,168	8.00	02/27/2022

(1) Stock options will be exercisable on February 27, 2014.

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Employment Agreements. Madison Square Federal Savings Bank has entered into employment agreements with Messrs. Gavin and Ballard, and in 2010 upon the completion of the Bank’s mutual to stock conversion, each executive officer entered into a separate employment agreement with the Company. Each of the agreements contains the same general terms, except for the level of base salary for each of the executives. The agreements provide for a three-year term, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date. The terms of the Bank agreements for Messrs. Gavin and Ballard currently expire on January 14, 2014 and their Company agreements currently expire on October 6, 2014. Under the agreements, the current base salaries for Messrs. Gavin and Ballard are $150,000 and $118,000, respectively. We may increase the amount of the base salaries under the agreements from time to time. We may also pay discretionary bonuses to each of the executives. In addition to cash compensation, the executives are eligible to participate in all standard benefit programs we sponsor, as well as receive fringe benefits available to senior management employees. We also provide Mr. Gavin with the use of an automobile.

Under the agreements, if we terminate an executive’s employment for “cause,” as the term is defined in the agreement; the executive will not be entitled to receive any compensation for any period after his termination date. If we terminate an executive’s employment without cause or if the executive terminates his employment following an event that gives rise to “good reason,” the executive is entitled the salary he would have earned for the then remaining term of the agreement plus an additional 12 months. In addition, the executives may continue to participate in life insurance programs for the then remaining term of the agreement. The executives will also be entitled to continued health coverage under COBRA at no expense to them. Under the agreements, events giving rise to “good reason” generally include (i) the assignment of duties materially different from those normally associated with the executive’s position, (ii) a 10% or greater reduction in base salary, (iii) the failure to continue employee benefit plans in which the executives participate, (iv) a relocation of by more than 30 miles, and (v) the failure to be re-elected to the Board of Directors.

If we, or our successor, terminates an executive’s employment in connection with a change in control or if an executive terminates employment for good reason in connection with a change in control, the executive will receive a severance benefit equal to the difference between (x) 2.99 times the executive’s average taxable income for the five years preceding the change in control and (y) any other payments made to the executive that are contingent on the change in control.

If an executive dies while the agreement is in effect, we will provide the executive’s estate with the compensation due to the executive through the date of death. If we terminate an executive’s employment due to disability, as such term is defined in the agreement, we will provide the executive with the compensation due through his termination date less any disability payments made to the executive prior to termination.

During the period of each executive’s employment and for a period of twelve months following termination of employment, each agreement restricts the executive with respect to soliciting employees and business relationships from the Bank.

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OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Madison Bancorp common stock during the year ended March 31, 2013.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by publicly traded companies to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by banks to their executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees that does not give preference to any executive officer or director over any other employee.

In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Madison Square Federal Savings Bank’s capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

The outstanding balance of the two loans extended by Madison Square Federal Savings Bank to its executive officers and directors and related parties was $198,465 at March 31, 2013, or approximately 1.5% of stockholders’ equity. Such loan was made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Madison Square Federal Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features when made. The loan was performing according to its original terms at March 31, 2013.

Other Transactions. During the year ended March 31, 2013, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

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Policies and Procedures for Approval of Related Persons Transactions. The Company maintains a Policy and Procedures Governing Related Persons Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•	the Company is, will or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board of Directors approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•	any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on the approval of the transaction but may, if so requested by the Chair of the Committee, participate in some or all of the discussion relating to the transaction.

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SUBMISSION OF BUSINESS PROPOSALS AND

STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than March 11, 2014. If next year’s annual meeting is held on a date more than 30 calendar days from August 12, 2014, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a stockholder who has given appropriate notice to the Company before the meeting. Similarly, a stockholder may not bring business before an annual meeting unless the stockholder has given the Company appropriate notice of its intention to bring that business before the meeting. The Company’s Corporate Secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the stockholder, the stockholder’s ownership in the Company and the stockholder’s interest in the business matter. Similarly, a stockholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing stockholder. A copy of the Company’s Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Kay Webster, Corporate Secretary, Madison Bancorp, Inc., 8615 Ridgely’s Choice Drive, Suite 111, Baltimore, Maryland 21236. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate Board committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Madison Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

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The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on June 28, 2013. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended March 31, 2013, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on June 28, 2013 upon written request to Kay Webster, Corporate Secretary, Madison Bancorp, Inc., 8615 Ridgely’s Choice Drive, Suite 111, Baltimore, Maryland 21236.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kay Webster

Kay Webster
Corporate Secretary

Baltimore, Maryland

July 9, 2013

23

REVOCABLE PROXY

MADISON BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
AUGUST 12, 2013
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints the Board of Directors of Madison Bancorp, Inc. and each of them, with full power of substitution, to act as proxies for the undersigned and to vote all shares of common stock of Madison Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders to be held on August 12, 2013 at 10:00 a.m. local time, at Baltimore, Maryland, and at any and all adjournments thereof, as follows:

Mark here for address change.	☐

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING:
THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT HTTP://WWW.CFPPROXY.COM/6911.

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

					One	Two	Three
	For	With- hold	For All Except		Year	Years	Years	Abstain
1. The election as director of the nominees listed (except as marked to the contrary below).	☐	☐	☐	4. The approval of the frequency of a stockholder vote to approve the compensation of the named executive officers.	☐	☐	☐	☐

NOMINEES:
For a three-year term: Jaynee S. Agnone Clare L. Glenn David F. Wallace				THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES, “FOR” PROPOSALS 2 AND 3 AND “TWO YEARS” WITH RESPECT TO PROPOSAL 4.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.				THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES AND “FOR” PROPOSALS 2
AND 3 AND “TWO YEARS” WITH RESPECT TO PROPOSAL 4. IF ANY
	For	Against	Abstain	OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES AS DIRECTED BY A MAJORITY OF
2. The ratification of the appointment of Rowles & Company, LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2014.	☐	☐	☐	THE BOARD OF DIRECTORS. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OFDIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

	For	Against	Abstain
3. The approval of the compensation of the named executive officers.	☐	☐	☐	Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Corporate Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Please be sure to date and sign this proxy card in the box below.		Date

When this proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted “FOR” each of the nominees and proposals set forth in (1) through (3) above and FOR “TWO YEARS” with respect to proposal 4 above.

Sign above	Co-holder (if any) sign above			The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the 2013 Annual Meeting of Stockholders and the 2013 Annual Report to Stockholders.
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, only one registered holder need sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

6911

VOTING INSTRUCTION CARD

MADISON BANCORP, INC.

VOTING INSTRUCTION CARD FOR MADISON SQUARE FEDERAL SAVINGS BANK
EMPLOYEE STOCK OWNERSHIP PLAN ANNUAL MEETING OF STOCKHOLDERS
AUGUST 12, 2013
[PARTICIPANTS IN THE ESOP MAY RECEIVE MULTIPLE VOTING INSTRUCTION OR PROXY CARDS. PLEASE COMPLETE, DATE, SIGN AND RETURN ALL CARDS YOU RECEIVE TO ENSURE
YOUR VOTES ARE COUNTED.]

The undersigned hereby directs the Trustees of the Madison Square Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) to vote all shares of common stock of Madison Bancorp, Inc. credited to the undersigned’s account, for which the undersigned is entitled to vote at the annual meeting of stockholders to be held on August 12, 2013 at 10:00 a.m. local time, at Baltimore, Maryland, and at any and all adjournments thereof, as follows:

Mark here for address change.	☐

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING:

THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT HTTP://WWW.CFPPROXY.COM/6911.

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

		With-	For All			One	Two	Three
	For	hold	Except			Year	Years	Years	Abstain
1. The election as director of the nominees listed (except as marked to the contrary below).	☐	☐	☐	E	4. The approval of the frequency of a stockholder vote to approve the compensation of the named executive officers.	☐	☐	☐	☐

NOMINEES:	S
For a three-year term:	O
Jaynee S. Agnone	P
Clare L. Glenn		THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES, “FOR” PROPOSALS 2 AND 3 AND “TWO YEARS” WITH RESPECT TO PROPOSAL 4.
David F. Wallace

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.		PURSUANT TO THE TERMS OF THE ESOP, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE ESOP.

The undersigned acknowledges receipt from the Company before the execution of this voting instruction card of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the 2013 Annual Meeting of Stockholders and the 2013 Annual Report to Stockholders.
	For	Against	Abstain
2. The ratification of the appointment of Rowles & Company, LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2014.	☐	☐	☐
	For	Against	Abstain
3. The approval of the compensation of the named executive officers.	☐	☐	☐

Please be sure to date and sign this	Date
voting instruction card in the box below.

Signature of ESOP Participant

7212

[MADISON BANCORP, INC. LETTERHEAD]

TO:	PARTICIPANTS IN THE MADISON SQUARE FEDERAL SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

Under the terms of the Madison Square Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”), you have the right to direct the ESOP Trustees as to the manner in which you wish to vote the shares of common stock of Madison Bancorp, Inc. (“the Company”) allocated to your ESOP account at the Company’s 2013 Annual Meeting of Stockholders. Under the terms of the ESOP and subject to the Trustees’ responsibilities under applicable law, the ESOP Trustees will vote your allocated shares in accordance with your instructions. The unallocated shares of common stock held in the ESOP Trust and the allocated shares for which timely voting instructions are not received will be voted by the ESOP Trustees in a manner calculated to most accurately reflect the instructions the ESOP Trustees have received from participants regarding the shares of common stock allocated to their accounts, subject to the ESOP Trustees’ fiduciary duties under the Employee Retirement Income Security Act of 1974. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the Annual Meeting.

HOW TO EXERCISE YOUR RIGHTS. You may direct the voting of shares allocated to your account by completing, signing and returning the enclosed ESOP Participant Voting Instruction Card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the ESOP Trustees in connection with the voting of shares allocated to your ESOP account.

CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the ESOP Trustees will be completely confidential. The Company has engaged an independent firm, Registrar and Transfer Company (“RTCO”), which also serves as the Company’s transfer agent, to serve as the ESOP’s confidential voting agent. ESOP Participant Voting Instruction Cards are to be sent (using the postage-paid envelopes provided therewith) to RTCO and should not be sent to the Company.

RTCO will count your votes and report the aggregate totals of all voting instructions to the ESOP Trustees. RTCO has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to the Company.

DELIVERY OF PROXY MATERIALS. A copy of the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders and a copy of its 2013 Annual Report to Stockholders are enclosed for your review. As noted in the Proxy Statement, the 2013 Annual Meeting is scheduled for Monday, August 12, 2013, at 10:00 a.m., local time, in Baltimore, Maryland.

Enclosed is an ESOP Participant Voting Instruction Card which you should use if you wish to direct the ESOP Trustees to vote shares allocated to your account in connection with the slate of directors endorsed by the Company’s Board of Directors and the other proposals to be considered at the Annual Meeting. Please note that to direct the ESOP Trustees to vote with respect to any of the foregoing, you must specifically mark your instructions on the ESOP Participant Voting Instruction Card. Items left blank will not be considered instructions to the ESOP Trustees.

Voting instructions for shares allocated to your ESOP account must be received by RTCO by 5:00 p.m. Eastern Time on August 5, 2013 on the ESOP Participant Voting Instruction Card provided by the ESOP Trustees for that purpose. Again, all ESOP Participant Voting Instruction Cards should be forwarded to RTCO and should not be mailed to the Company.

In order to make an informed judgment concerning how to instruct the ESOP Trustees to vote your allocated shares, you should read all of the proxy materials carefully and thoroughly. The ESOP Trustees will not recommend how you should complete your ESOP Participant Voting Instruction Card.

WHEN TO SUBMIT YOUR ESOP Participant VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential voting agent at any time, except that in order to be effective your instructions must be received by not later than 5:00 p.m. Eastern Time on August 5, 2013. If RTCO receives more than one ESOP Participant Voting Instruction Card from you, the Card bearing the latest date will be considered to have cancelled all Cards bearing an earlier date. If more than one ESOP Participant Voting Instruction Card is received from you as of the same date, RTCO will consider the Card bearing the latest postmark as controlling. You may request additional Cards at any time by contacting Kay Webster, Corporate Secretary, at (410) 529-7400.

If you have any questions regarding the procedures for instructing the ESOP Trustees, please call Kay Webster at (410) 529-7400.

David F. Wallace
Kay Webster
ESOP Trustees
July 9, 2013